QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

FULL RECOURSE SECURED PROMISSORY NOTE

$250,000	March 5, 2001

    For Value Received, the undersigned hereby unconditionally promises to pay to the order of Photon Dynamics, Inc., a California corporation (the "Company"), at 6325 San Ignacio Avenue, San Jose, CA 95119-1202, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of two hundred fifty thousand dollars ($250,000) together with interest accrued from the date hereof on the unpaid principal at the rate of 7% per annum, or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

    1.  Principal Repayment. The outstanding principal amount hereunder shall be due and payable in full on March 5, 2006 (the "Maturity Date").

    2.  Interest Payments. Interest on the principal amount hereunder shall accrue commencing with the date hereof and shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The interest amount hereunder shall be due and payable in full on the Maturity Date.

    3.  Accelerated Repayment.

      a.  In the event that the undersigned's employment by or association with the Company is terminated for Cause (as defined below) or is voluntarily terminated prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and accrued and unpaid interest shall become due and payable on the ninetieth (90th) day after the effective date of such termination. In the event that the undersigned's employment is terminated without Cause prior to payment in full of this Note, this note shall be accelerated and all remaining unpaid principle and accrued and unpaid interest shall become due and payable one (1) year from the effective date of such termination. For the purposes of this section 3(a) the definition of "Cause" shall mean: (a) indictment or conviction of any felony or of any crime involving dishonesty; (b) participation in any fraud against the Company; (c) breach of Executive's duties to the Company, including persistent unsatisfactory performance of job duties; (d) intentional damage to any property of the Company; or (e) conduct by Executive which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve.

      b.  If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law. The outstanding principal amount and all accrued interest hereunder shall be due and payable in full upon the earlier to occur of (A) any filing by or against the undersigned under any law relating to bankruptcy, insolvency or moratorium or any other law for the relief of, or relating to, the relief of debtors generally, now or hereafter in effect, (B) any assignment of or appointment for any assets of the undersigned to a custodian, receiver, trustee or assignee for the benefit of creditors or (C) any action by the undersigned in furtherance of any of the foregoing.

    4.  Prepayment. This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

    5.  Security. The full amount of this Note is secured by a pledge of shares of Common Stock of the Company, and is subject to all of the terms and provisions of the Stock Pledge Agreement (attached as Exhibit A); provided, however, that recourse is not limited in any way and may be had as to all the assets of the undersigned. Additional rights of Company are set forth in the Stock Pledge Agreement.

    6.  Representations. The undersigned hereby represents and agrees that the amounts due under this Note are for business purposes.

    7.  Waiver. The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

    8.  Fees and Expenses. The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

    9.  Governing Law. This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

    10. Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof. Borrower shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

Signed /s/ Bruce P. Delmore
    Bruce P. Delmore

EXHIBIT A
STOCK PLEDGE AGREEMENT

    THIS STOCK PLEDGE AGREEMENT ("Pledge Agreement") is made by Bruce P. Delmore ("Pledgor"), in favor of Photon Dynamics, Inc., a California corporation ("Pledgee"), with its principal place of business at 6325 San Ignacio Avenue, San Jose, CA 95119-1202.

    WHEREAS, Pledgor has concurrently herewith executed that certain Full Recourse Secured Promissory Note, dated March 5, 2001 in favor of Pledgee in the amount of two hundred fifty thousand dollars ($250,000) (the "Note"); and

    WHEREAS, Pledgee is willing to accept the Note from Pledgor, but only upon the condition, among others, that Pledgor shall have executed and delivered to Pledgee this Pledge Agreement and the Collateral (as defined below).

    NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Pledgor hereby agrees as follows:

     1. As security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all indebtedness of Pledgor to Pledgee created under the Note and the prompt payment of all expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incidental to the collection of Pledgor's liabilities and the enforcement or protection of Pledgee's lien in and to the collateral pledged hereunder (collectively, the "Liabilities"), Pledgor hereby pledges to Pledgee, and grants to Pledgee, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

      (a) all shares of Common Stock of Pledgee now or hereafter owned, obtained or acquired by Pledgor pursuant to grants made under Pledgee's 1995 Stock Option Plan, whether or nor represented by any certificates (the "Pledged Shares"), and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

      (b) all voting trust certificates held by Pledgor evidencing the right to vote any Pledged Shares subject to any voting trust; and

      (c) all additional shares and voting trust certificates from time to time acquired by Pledgor in any manner (which additional shares shall be deemed to be part of the Pledged Shares), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

    The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and Liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter becomes unenforceable.

     2. Upon the acquisition of any additional shares which are Pledged Shares hereunder, Pledgor agrees to deliver any and all certificates associated with such shares to Pledgee and to execute the attached Assignment Separate from Certificate covering such shares for the purpose of perfecting Pledgor's security interest hereunder.

     3. At any time, without notice, and at the expense of Pledgor, Pledgee in its name or in the name of its nominee or of Pledgor may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said Pledged Collateral; (2) enter into any extension, reorganization, deposit, merger or consolidation agreement, or any agreement in any way relating to or affecting the Pledged Collateral, and in connection therewith may deposit or surrender control of such Pledged Collateral thereunder, accept other property in exchange for such Pledged Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such Pledged Collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the Pledged Collateral; (4) cause the Pledged Collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such Pledged Collateral all the rights, powers and remedies of an owner, except that so long as no default exists under the Note or hereunder Pledgor shall retain all voting rights as to the Pledged Shares.

     4. Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Pledged Collateral, and upon the failure of Pledgor to do so, Pledgee at its sole option has the right, but not the obligation, to pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any amounts paid or costs incurred by Pledgee pursuant to this Section 4 shall become part of the Liabilities hereunder, secured by the Pledged Collateral, and shall become immediately due and payable by Pledgor.

     5. Pledgor agrees that Pledgor:

      (a) will not (1) sell, transfer or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral (or any part thereof or interest therein) except with the prior written consent of Pledgee, or (2) create or permit to exist any lien or encumbrance upon or with respect to any of the Pledged Collateral. If any Pledged Collateral, or any part thereof, is sold, transferred or otherwise disposed of in violation of this Section 5, the security interest of Pledgee shall continue in the Pledged Collateral notwithstanding such sale, transfer or other disposition, and the Pledgor will deliver any proceeds thereof to the Pledgee to be held as Pledged Collateral hereunder.

      (b) shall, at Pledgor's own expense, promptly execute, acknowledge, and deliver all such instruments and take all such actions as Pledgee from time to time may reasonably request in order to ensure to Pledgee the benefits of the lien in and to the Pledged Collateral intended to be created by this Pledge Agreement.

      (c) shall maintain, preserve and defend the title to the Pledged Collateral and the lien of Pledgee thereon against the claim of any other person.

     6. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of Pledgor shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (1) failure to keep or perform any of the terms or provisions of this Pledge Agreement; (2) failure to pay any Liabilities when due; (3) the levy of any attachment, execution or other process against the Pledged Collateral; or (4) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11 of the United States Code of, by, or against Pledgor.

     7. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the Pledged Collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the Pledged Collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the Pledged Collateral exists, then, in recognition of the fact that the sale of the Pledged Collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder,

Pledgee and Pledgor hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and Pledgor or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by Pledgor within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

     8. The proceeds of any sale or other disposition of the Pledged Collateral and all sums received or collected by Pledgee from or on account of such Pledged Collateral shall be applied (a) first, to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the Pledged Collateral or collection or enforcement of the Note or this Pledge Agreement, (b) second, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and (c) third, to the payment of any remaining Liabilities or any part hereof, all in such order and manner as Pledgee in its discretion may determine. The balance of such proceeds shall then be paid to Pledgor.

     9. Upon the transfer of all or any part of the indebtedness, Pledgee may transfer its security interest in all or any part of the Pledged Collateral and shall be fully discharged thereafter from any and all liability and responsibility with respect to such Pledged Collateral, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such Pledged Collateral so transferred; but with respect to any Pledged Collateral not so transferred, Pledgee shall retain all rights and powers.

    10. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Pledgor may have ceased.

    11. Pledgee may at any time deliver the Pledged Collateral or any part thereof to Pledgor and the receipt of Pledgor shall be a complete and full acquittance for the Pledged Collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

    12. The rights, powers and remedies given to Pledgee by this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee. Any waiver or partial waiver granted by Pledgee of any right, power or remedy of Pledgee hereunder shall not be deemed a waiver of any other right, power or remedy of Pledgee under any other circumstances.

    13. If any provision of this Pledge Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Pledge Agreement shall be deemed valid and enforceable to the full extent possible.

    14. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of California as applied to contracts made and performed entirely within the State of California by residents of such State.

    Dated: March 5, 2001

                      PLEDGOR

                      Signed: /s/ BRUCE P. DELMORE
                                                         Bruce P. Delmore

QuickLinks

  Exhibit 10.1